حكومة دبي
GOVERNMENT OF DUBAI

دائرة الأراضي والأملاك
Land Department

شهادة تسجيل بيانات عقد الايجار

TENANCY CONTRACT INFORMATION REGISTRATION CERTIFICATE

Contract No: 0120210310003293 (v. 2) **Registration Date:** 24-05-2022

Owner / المالك

Owner Name	KHALED SALEM FAIROUZ ALI ALRMEITHI / خالد سالم فيروز علي الرميثي	اسم المالك
Owner Number	5333324	رقم المالك
Nationality	United Arab Emirates	الجنسية

Lessor / المؤجر

Lessor Name	DUBAI INVESTMENTS P.J.S.C.			دبي للاستثمار (مساهمة عامة)	اسم المؤجر
License Number	239422	رقم الرخصة	**License Issuer**	DED-Dubai	جهة إصدار الرخصة
Tel. No	971|501517513	رقم الهاتف	**E-mail**	reshmabaig@gmail.com	البريد الإلكتروني

Tenancy Contract Details / تفاصيل عقد الإيجار

Start Date	01-03-2022	تاريخ البدء	**End Date**	28-02-2023	تاريخ الإنتهاء
Grace Start Date		تاريخ بداية فترة السماح	**Grace End Date**		تاريخ نهاية فترة السماح
Discount	0.00 AED	خصم	**Security Deposit**	7,250.00 AED	قيمة التأمين
Contract Amount	160,000.00 AED	قيمة الإيجار	**Annual Amount**	160,000.00 AED	القيمة السنوية
Actual Contract Amount	160,000.00 AED	المبلغ الفعلي العقد	**Actual Annual Amount**	160,000.00 AED	المبلغ الفعلي السنوية

Tenant / المستأجر

Tenant Name	FIREBUG MECHANICAL EQUIPMENT L.L.C			فايربق للاعمال الميكانيكية ش.ذ.م.م	اسم المستأجر
Tenant No	0420210310003292	رقم المستأجر			
License/Expiry	782248 / 08-05-2022	رقم الرخصة و تاريخ الإنتهاء	**License Issuer**	DED-Dubai	جهة إصدار الرخصة
Tel. No	NULL	رقم الهاتف	**Fax No**	NULL	رقم الفاكس

Leased Unit (Unit) / تفاصيل العقار (الوحدة)

Building Name/No	WAREHOUSE G				إسم المبنى/رقم المبنى
Land Area	Dubai Investment Park Second	المنطقة	**Plot Number**	32-0	رقم الأرض
Land DM No (Affection Plan)	597-201	رقم البلدية	**UAE NG No**	40R CN 17594 62376	رقم الأحداثيات الوطنية

Property No.(s) / رقم العقار	Type / النوع	SubType / النوع الفرعي	Usage / الإستخدام	Size / المساحة	DEWA Premise No. / رقم ديوا
G04	Warehouse	Warehouse	Commercial	751.29 (Sq.m)	597001391

ايجاري EJARI

0120210310003293

Registered by: DUBAI INVESTMENTS PARK DEVELOPMENT CO. (L.L.C), DIPIntegrat **Printed on :** 24/5/2022 02:54 PM

GOVERNMENT OF DUBAI حكومة دبي

دائرة الأراضي والأملاك Land Department

شهادة تسجيل بيانات عقد الايجار

TENANCY CONTRACT INFORMATION REGISTRATION CERTIFICATE

Contract No: 0120210310003293 (v. 2) **Registration Date:** 24-05-2022

Tax Receipt Details تفاصيل الإيصال الضريبي

Receipt Number	22052453676340		رقم الإيصال
Rent Registration Fee	100.00	AED	تسجيل عقد الإيجار
Ejari License	50.00	AED	إستخدام برنامج إيجاري
Knowledge Fee	10.00	AED	درهم المعرفة
Innovation Fee	10.00	AED	درهم الإبتكار
EJARI License (VAT 5.00%)(ID: 100281564300003)	2.50	AED	الضريبة المضافة لإستخدام برنامج إيجاري
Total Fees	**172.50**	**AED**	كافة الرسوم

ايجاري EJARI

0120210310003293

Registered by: DUBAI INVESTMENTS PARK DEVELOPMENT CO. (L.L.C), DIPIntegrat **Printed on :** 24/5/2022 02:54 PM